EXHIBIT 10.1

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           J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of November 28, 2006

                                 $1,464,205,411

                            Fixed Rate Mortgage Loans

                               Series 2006-CIBC17

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of November 28, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, National Association, as seller ("JPMorgan" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of November 28, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as master servicer ("Master Servicer"), LNR Partners, Inc., as special servicer ("Special Servicer") and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of November 16, 2006, between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor, an amount equal to $33,312.50, which represents the aggregate amount of interest that would have accrued at the related Net Mortgage Rates during the Due Period ending in December 2006, for those Mortgage Loans that do not have their first Monthly Payment due until January 2007. The Depositor will sell the Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement dated November 16, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC") and Banc of America Securities LLC ("BofA") and Morgan Stanley & Co. Incorporated (together with JPMSI, CIBCWMC and BofA, the "Underwriters"), and the Depositor will sell the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated November 16, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,505,041,069 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of November 16, 2006 between the Purchaser and the Seller (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this Agreement;

                  (iv) it is legally authorized to transact business in the United States of America. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                  (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                  (ii) a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

                  (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association duly
            organized, validly existing and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary action has been taken by the Seller to
            authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's charter or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, Vice President, telecopy number (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.

                                       By:   /s/ Charles Y. Lee
                                          ------------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                       JPMORGAN CHASE BANK, NATIONAL
                                       ASSOCIATION

                                       By:   /s/ Charles Y. Lee
                                          ------------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

         JPMCC 2006-CIBC17
         Mortgage Loan Schedule (Combined)



Loan #   Mortgagor Name                             Property Address                       City                    State   Zip Code
------   ----------------------------------------   ------------------------------------   ------------------   --------   --------
     1   BF ATL, LLC, BF ATL II, LLC, BF ATL        600 Peachtree Tree                     Atlanta              GA            30308
         III, LLC, BF ATL IV, LLC, BF ATL V,
         LLC
     2   Centro Heritage SPE 1 LLC, Centro          Various                                Various              Various     Various
         Bradley SPE 1 LLC, Centro Heritage
         Royal Oaks L.P., Centro Bradley
         Heritage Square LLC, Heritage Old
         Bridge LLC, Bradley Spring Mall
         Limited Partnership, Williamson
         Square Associates Limited Partnership
  2.01                                              300 Commons Drive                      Chicago Ridge        IL            60415
  2.02                                              1030 US Route 9                        Old Bridge           NJ            08857
  2.03                                              10972-11116 North Port Washington
                                                    Road                                   Mequon               WI            53092
  2.04                                              2900 East Franklin Boulevard           Gastonia             NC            28056
  2.05                                              11803-11815 Westheimer                 Houston              TX            70777
  2.06                                              1113 Murfreesboro Road                 Franklin             TN            37064
  2.07                                              404 South State Route 59               Naperville           IL            60540
  2.08                                              36 and 100-140 West 66th Street        Richfield            MN            55423
  2.09                                              3301 North Federal Highway             Pompano Beach        FL            33064
   2.1                                              1410-1760 Apple Glen Boulevard         Fort Wayne           IN            46804
  2.11                                              4200 South 76th Street                 Greenfield           WI            53220
  2.12                                              2671 County Road East                  White Bear Lake      MN            55110
  2.13                                              7325-7355 Manchester Road              Maplewood            MO            63143
  2.14                                              1205-1405 West Garfield Boulevard      Bartonville          IL            61607
     4   CNL Plaza Ltd. & CNL Plaza II Ltd.         Various                                Orlando              FL            32801
  4.01                                              450 South Orange Avenue                Orlando              FL            32801
  4.02                                              420 South Orange Avenue                Orlando              FL            32801
     5   Centro Independence LLC                    3500 Oleander Drive                    Wilmington           NC            28403
     6   Behringer Harvard Three Parkway, LLC       1601 Cherry Street                     Philadelphia         PA            19102
     9   Bee Cave Galleria I, LP and Bee Cave       FM 620 & State Highway 71 West         Bee Cave             TX            78736
         Galleria II, LP
    12   D Design Holdings, L.P.                    1025 North Stemmons Freeway & 1250
                                                    Slocum Street                          Dallas               TX            75207
    13   TS Midtown Holdings, LLC                   11 East 44th Street                    New York             NY            10017
    17   Leavitt-Wolff Tempe Holdings, LLC,         1721, 1821, 1921 West Rio Salado
                                                    Parkway                                Tempe                AZ            85281
         Leavitt-Wolff Tempe Holdings II, LLC,
         Leavitt-Wolff Tempe Holdings III, LLC
    19   Griffin Capital (Naperville)               535 East Diehl Road                    Naperville           IL            60563
         Investors, LLC, Griffin Capital
         (Naperville) Investors 1, LLC,
         Griffin Capital (Naperville)
         Investors 2, LLC, Griffin Capital
         (Naperville) Investors 3, LLC,
         Griffin Capital (Naperville)
         Investors 4, LLC, Griffin Capital
         (Naper
    21   471 Culebra Market, L.P.                   1130 West Loop 1604 North              San Antonio          TX            78251
    22   Shady Grove Center Manager, LLC            15900 Shady Grove Road                 Gaithersburg         MD            20877
    26   Mission Brentwood, DST                     1000 Enclave Circle                    Nashville            TN            37211
    27   W 54-7 LLC                                 162 West 54th Street                   New York             NY            10019
    29   Points East, LLC, Prima Casa, LLC,         7289 Mentor Avenue                     Mentor               OH            44060
         NSF Investments, LLC, SHT Points
         East, LLC, Channell Fairport, LLC,
         Des-Pointe East, LLC
    31   CEP Expo Investors LLC                     1601 Exposition Boulevard              Sacramento           CA            95815
    32   Behringer Harvard Grandview, LLC           3595 Grandview Parkway                 Birmingham           AL            35243
    34   VF II - Sunnyside, LLC                     5640, 5760 and 5700-5730 Sunnyside
                                                    Avenue                                 Beltsville           MD            20705
    39   Lakepoint Office Park, LLC, SHT            3201 Enterprise Parkway                Beachwood            OH            44122
         Lakepoint, LLC
    42   Loomis Centre, LLC                         3555 South 27th Street                 Milwaukee            WI            53221
    43   Arbors of Traverse West, LLC               2794 Hartman Road                      Traverse City        MI            49684
    45   FWI 29 LLC                                 641 Veterans Parkway South             Moultrie             GA            31788
    51   Pecan-Waco Investors, LLC                  2736 Lake Shore Drive                  Waco                 TX            76708
    52   21800 Burbank FBS, LLC                     21800 Burbank Boulevard                Woodland Hills       CA            91367
    56   Woodhollow-Waco, LLC                       4502 Lake Shore Drive                  Waco                 TX            76710
    57   MRI Saddlehorn Superstition                2055 East Hampton Avenue               Mesa                 AZ            85204
         Investment Fund, LLC
    58   Lincoln Square Partnership                 901 West Morton Avenue                 Jacksonville         IL            62650
    64   Old Pasadena Plaza II, L.P.                61 North Raymond Avenue                Pasadena             CA            91103
    66   The Chancellor, LLC                        4200 West Northgate Drive              Irving               TX            75062
    67   Killeen ATM LLC                            901 South Fort Hood Street             Killeen              TX            76541
    69   Majestic Realty Corp.                      145 West 71st Street                   New York             NY            10023
    70   Beaumont Medical Building-Warren, LLC      8545 Common Road                       Warren               MI            48093
    71   RGMH Properties East LLC                   2225 East Main Street                  Murfreesboro         TN            37130
    73   Jerc Partners VI, L.P., Warminster         1475-1557 West Street Road             Warminster           PA            18974
         Square, L.P.
    78   All Storage GB, L.P.                       6900 Granbury Road                     Fort Worth           TX            76133
    79   Uptown Realty Unlimited LLC                118-128 Fort Washington Avenue         New York             NY            10032
    80   The Preserve at Grande Oaks II, L.L.C.     111 Grande Oaks Drive                  Fayetteville         NC            28314
    81   Royal Patriot, LLC                         5104 & 5108 Pegasus Court              Frederick            MD            21704
    82   Sebastopol Industrial Park, LLC            6782 Sebastopol Avenue                 Sebastopol           CA            95472
    86   Stephenville Oak Tree Partners, LTD        2251 West Lingleville Road             Stephenville         TX            76401
    88   United Commercial Holdings, LLC            14541 Brookhurst Street                Westminster          CA            92683
    92   Sun Group Homes, LLC                       2010 West Broad Avenue                 Albany               GA            31707
    95   645 Bergen Avenue Realty LLC               1454-1516 Morse Road and 4659-4675
                                                    Karl Road                              Columbus             OH            43229
    99   Eckville LP                                7719 Main Street                       Fogelsville          PA            18051
   100   815 Realty LLC                             815-817 West 181 Street                New York             NY            10033
   101   The Shoppes at Dunkirk LLC and             10068 Southern Maryland Boulevard      Dunkirk              MD            20754
         Country Plaza Manager LLC
   105   Gratiot Retail Center, LLC                 29138 Gratiot Avenue                   Roseville            MI            48066
   106   Sioux Falls Real Estate, LLC               4500 North Lewis Avenue                Sioux Falls          SD            57104
   115   Professional Properties of the Palm        9121 - 9123 North Military Trail       Palm Beach Gardens   FL            33410
         Beaches, Inc.
   116   1781 Riverside LLC                         1781-1783 Riverside Drive              New York             NY            10034
   118   133 West L.L.C.                            133 West 71st Street                   New York             NY            10023
   121   Delilah Road Limited Partnership,          6575-6579 Delilah Road                 Egg Harbor           NJ            08234
         Robert D. Lehman and Mildred N. Lehman
   122   11250 North Central, L.P.                  11250 North Central Expressway         Dallas               TX            75243
   124   River Glen Investors, LLC                  201 East Telfair Street                Augusta              GA            30901
   125   Sayona Hospitality, LLC                    1220 T J Jackson Drive                 Falling Waters       WV            25419
   127   Petite Esplanade, L.L.C.                   6820 Veterans Memorial Boulevard       Metairie             LA            70003
   128   EPT Southview Apartments I, LLC & EPT      611 North Yarbrough Drive              El Paso              TX            79915
         Southview Apartments II, LLC
   129   Carmen LLC                                 1375 East Fairview Avenue              Meridian             ID            83642
   130   BSPM Hospitality LLC                       209 South Viking Way                   Martinsburg          WV            25401
   133   Lakeline Center Cedar Park Phase I,        1540 Cypress Creek Road                Cedar Park           TX            78613
         Ltd.
   134   Devi Ten LLC                               2179 East 5th Street                   Metropolis           IL            62960
   135   1318-1320 W. Broad Street, LLC             1318 West Broad Street                 Richmond             VA            23220
   136   Fort Payne Lodgings, L.L.C.                112 Airport Road West                  Fort Payne           AL            35968
   137   Oakhill Manor Apartments Limited           3712 East 47th Terrace                 Kansas City          MO            64130
         Partnership
   139   Gardena Business Park, LLC                 13200 South Western Avenue             Gardena              CA            90249
   140   Andrews Crossing, LLC                      3200 Andrews Highway                   Midland              TX            79701
   142   Cannon Blvd. Equities LLC                  439-489 North Cannon Boulevard         Kannapolis           NC            28083
   143   The Shoppes of Hebron, LLC                 2091 North Bend Road                   Hebron               KY            41048
   144   East Kauai Professional Building, LLC      4-1579 Kuhio Highway                   Kapaa                HI            96746
   145   TP Investors, LLC                          2228 Kay Drive                         Smithfield           NC            27577
   146   TP Investors, LLC                          1100 North Jefferson Street            Goldsboro            NC            27534
   148   TP Investors, LLC                          1234 Cauthen Drive                     Rockingham           NC            28379
   149   TP Investors, LLC                          310 Second Street                      Louisburg            NC            27549
   150   610 LLC                                    610 West 173rd Street                  New York             NY            10032
   151   Nick Corcokios Enterprises, Inc.           6095 Lake Worth Road                   Greenacres           FL            33463



                                                                                                   Interest   Net Mortgage
Loan #   County             Property Name                                  Size      Measure       Rate (%)   Interest Rate
------   ----------------   --------------------------------------------  --------   -----------   ---------  -------------
     1   Fulton             Bank of America Plaza                          1253499   Square Feet     6.12640        6.10560
     2   Various            Centro Heritage Portfolio                      2746128   Square Feet     5.39400        5.37320
  2.01   Cook               Commons of Chicago Ridge                        324530   Square Feet     5.39400
  2.02   Middlesex          Old Bridge Gateway                              235995   Square Feet     5.39400
  2.03   Ozaukee            Mequon Pavilions                                213436   Square Feet     5.39400
  2.04   Gaston             Franklin Square                                 318435   Square Feet     5.39400
  2.05   Harris             Royal Oaks Village                              145286   Square Feet     5.39400
  2.06   Williamson         Williamson Square                               330226   Square Feet     5.39400
  2.07   Dupage             Heritage Square                                 210753   Square Feet     5.39400
  2.08   Hennepin           Hub West/ Richfield Hub                         214855   Square Feet     5.39400
  2.09   Broward            Shoppers Haven Shopping Center                  206942   Square Feet     5.39400
   2.1   Allen              Apple Glen Crossing                             150446   Square Feet     5.39400
  2.11   Milwaukee          Spring Mall                                     188861   Square Feet     5.39400
  2.12   Ramsey             White Bear Hills                                 73095   Square Feet     5.39400
  2.13   Saint Louis        Maplewood Square                                 71590   Square Feet     5.39400
  2.14   Peoria             Bartonville Square                               61678   Square Feet     5.39400
     4   Orange             CNL Center I & II                               620887   Square Feet     5.89200        5.87120
  4.01   Orange             CNL Center I                                    345941   Square Feet     5.89200
  4.02   Orange             CNL Center II                                   274946   Square Feet     5.89200
     5   New Hanover        Westfield Shoppingtown Independence             493432   Square Feet     6.17350        6.15270
     6   Philadelphia       Three Parkway                                   561631   Square Feet     5.47500        5.45420
     9   Travis             The Shops at the Galleria                       487067   Square Feet     5.67150        5.65070
    12   Dallas             Dallas Design Center                            370577   Square Feet     5.73300        5.71220
    13   New York           11 E 44th St                                    135150   Square Feet     6.13750        6.11670
    17   Maricopa           Rio West Business Park                          293791   Square Feet     5.88000        5.85920
    19   Du Page            Washington Pointe                               163623   Square Feet     6.20750        6.18670
    21   Bexar              Culebra Market                                  194166   Square Feet     5.65000        5.62920
    22   Montgomery         Shady Grove Center                              107313   Square Feet     5.90700        5.88620
    26   Davidson           Archstone Brentwood Apartments                     380   Units           5.88750        5.86670
    27   New York           162 West 54th Street                                71   Units           5.83100        5.81020
    29   Lake               Points East Shopping Center                     198803   Square Feet     6.06000        6.03920
    31   Sacramento         Allied Insurance Building                       132418   Square Feet     6.12800        6.10720
    32   Jefferson          Grandview II                                    149463   Square Feet     5.55970        5.52890
    34   Prince Georges     Sunnyside Industrial Center                     248981   Square Feet     6.08300        6.01220
    39   Cuyahoga           Lakepoint Office Park                           112241   Square Feet     6.25750        6.18670
    42   Milwaukee          Loomis Centre                                   194800   Square Feet     6.22750        6.20670
    43   Grand Traverse     Phase I: Arbors of Traverse                        216   Units           6.30900        6.25820
    45   Colquitt           South Central Shopping Center                   196589   Square Feet     5.80000        5.77920
    51   Mclennan           Pecan Ridge Apartments                             252   Units           5.90000        5.87920
    52   Los Angeles        21800 Burbank                                    58886   Square Feet     6.17950        6.15870
    56   McLennan           Woodhollow Apartments                              220   Units           5.90000        5.87920
    57   Maricopa           Superstition Villas                                249   Units           5.99500        5.97420
    58   Morgan             Lincoln Square Shopping Center                  206233   Square Feet     5.87750        5.83170
    64   Los Angeles        Old Pasadena Plaza II                            39711   Square Feet     6.12300        6.10220
    66   Dallas             Burn Brae Apartments                               282   Units           6.11000        6.08920
    67   Bell               Wendland Plaza                                  149334   Square Feet     5.89000        5.86920
    69   New York           145 West 71st Street                                64   Units           5.83100        5.81020
    70   Macomb             Beaumont Medical Building                        35219   Square Feet     5.85650        5.77070
    71   Rutherford         Campus Crossing Phase II                           240   Beds            6.14500        6.05420
    73   Bucks              Warminster Square                                59971   Square Feet     5.97000        5.87920
    78   Tarrant            Granbury Road All Storage                         1281   Units           5.92500        5.90420
    79   New York           128 Fort Washington Ave                            115   Units           5.83100        5.81020
    80   Cumberland         The Preserve at Grande Oaks II                      75   Units           5.80000        5.77920
    81   Frederick          Center at Monocacy                               74240   Square Feet     6.10400        6.02320
    82   Sonoma             Sebastopol Industrial Park                      118470   Square Feet     6.46000        6.37920
    86   Erath              Oak Tree Apartments                                201   Units           5.98830        5.87750
    88   Orange             14541 Brookhurst Street                          41366   Square Feet     6.15000        6.12920
    92   Dougherty          Westwood Apartments                               194    Units           6.55000        6.52920
    95   Franklin           The Patio Shops                                  51400   Square Feet     6.08000        6.05920
    99   Lehigh             Eckerd's - Fogelsville, PA                       13813   Square Feet     5.97000        5.94920
   100   New York           815 West 181 Street                                 69   Units           5.83100        5.81020
   101   Calvert            Country Plaza                                    31883   Square Feet     5.95900        5.93820
   105   Macomb             Gratiot Retail                                   17929   Square Feet     6.25000        6.19920
   106   Minnehaha          Sioux Falls Corporate Centre III                 41243   Square Feet     6.29250        6.27170
   115   Palm Beach         Gardens Professional Center                      56650   Square Feet     6.14500        6.07420
   116   New York           1781 Riverside Drive                                69   Units           5.83100        5.81020
   118   New York           133 West 71st Street                                36   Units           5.83100        5.81020
   121   Atlantic County    Delilah Road Warehouse                          137892   Square Feet     5.67000        5.64920
   122   Dallas             11250 N. Central Expressway                      49701   Square Feet     6.10000        6.07920
   124   Richmond           River Glen Apartments                              192   Units           6.28000        6.25920
   125   Berkeley           Holiday Inn Express - Falling Waters                71   Rooms           6.51700        6.42620
   127   Jefferson          Petite Esplanade Shopping Center                 24484   Square Feet     6.07100        6.05020
   128   El Paso            Southview Apartments                               121   Units           5.91000        5.83920
   129   Ada                Stonehenge Plaza                                 51000   Square Feet     6.23000        6.20920
   130   Berkeley           Days Inn - Martinsburgh                             62   Rooms           6.46700        6.37620
   133   Williamson         Lakeline Center                                  13500   Square Feet     6.43000        6.40920
   134   Massac             Holiday Inn Express - Metropolis                    75   Rooms           6.36250        6.27170
   135   Richmond City      1318 West Broad Street                              25   Units           6.19700        6.08620
   136   De Kalb            Holiday Inn Express - Fort Payne                    60   Rooms           6.05000        5.95920
   137   Jackson            Oakhill Manor Apartments                           160   Units           6.18000        6.06920
   139   Los Angeles        Gardena Business Park                            42385   Square Feet     6.11500        6.04420
   140   Midland            Andrews Crossing                                 19436   Square Feet     6.40000        6.37920
   142   Cabarrus           Cannon Plaza                                     65800   Square Feet     6.38000        6.35920
   143   Boone              Shoppes of Hebron                                17341   Square Feet     6.00000        5.88920
   144   Kauai              East Kauai Professional Building                 16341   Square Feet     6.37500        6.35420
   145   Johnston           Johnson Court Apartments                            69   Units           5.90000        5.87920
   146   Wayne              Jefferson Court Apartments                          59   Units           5.90000        5.87920
   148   Richmond           Long Drive I Apartments                             49   Units           5.90000        5.87920
   149   Franklin           North Franklin Court Apartments                     50   Units           5.90000        5.87920
   150   New York           610 West 173rd Street                               34   Units           5.83100        5.81020
   151   Palm Beach         Concord Plaza                                    13792   Square Feet     6.18000        6.10920


         Original                              Rem.   Maturity/ARD   Amort.   Rem.     Monthly        Servicing
Loan #   Balance       Cutoff Balance   Term   Term   Date           Term     Amort.   Debt Service   Fee Rate    Accrual Type
------   -----------   --------------   ----   ----   ------------   ------   ------   ------------   --------    ------------
     1   263,000,000      263,000,000    120    119   10/01/16            0        0      1,361,351     0.02000     Actual/360
     2   220,936,419      220,936,419    120    120   11/01/16            0        0      1,006,902     0.02000     Actual/360
  2.01    25,720,000       25,720,000    120    120   11/01/16            0        0                    0.02000
  2.02    24,490,000       24,490,000    120    120   11/01/16            0        0                    0.02000
  2.03    23,860,000       23,860,000    120    120   11/01/16            0        0                    0.02000
  2.04    23,430,000       23,430,000    120    120   11/01/16            0        0                    0.02000
  2.05    22,630,000       22,630,000    120    120   11/01/16            0        0                    0.02000
  2.06    17,440,000       17,440,000    120    120   11/01/16            0        0                    0.02000
  2.07    16,770,000       16,770,000    120    120   11/01/16            0        0                    0.02000
  2.08    16,320,000       16,320,000    120    120   11/01/16            0        0                    0.02000
  2.09    14,960,000       14,960,000    120    120   11/01/16            0        0                    0.02000
   2.1    13,100,000       13,100,000    120    120   11/01/16            0        0                    0.02000
  2.11    11,880,000       11,880,000    120    120   11/01/16            0        0                    0.02000
  2.12     4,576,419        4,576,419    120    120   11/01/16            0        0                    0.02000
  2.13     3,730,000        3,730,000    120    120   11/01/16            0        0                    0.02000
  2.14     2,030,000        2,030,000    120    120   11/01/16            0        0                    0.02000
     4   138,000,000      138,000,000    120    120   11/01/16            0        0        686,991     0.02000     Actual/360
  4.01    83,000,000       83,000,000    120    120   11/01/16            0        0                    0.02000
  4.02    55,000,000       55,000,000    120    120   11/01/16            0        0                    0.02000
     5   110,000,000      110,000,000    120    120   11/01/16            0        0        573,764     0.02000     Actual/360
     6    67,125,000       67,125,000    120    120   11/01/16          360      360        380,076     0.02000     Actual/360
     9    56,000,000       56,000,000    120    116   07/01/16          360      360        324,014     0.02000     Actual/360
    12    39,000,000       39,000,000    120    119   10/01/16          360      360        227,172     0.02000     Actual/360
    13    38,500,000       38,500,000    120    119   10/01/16          360      360        234,241     0.02000     Actual/360
    17    30,800,000       30,800,000    120    120   11/01/16          360      360        182,292     0.02000     Actual/360
    19    23,175,000       23,175,000    120    118   09/01/16          360      360        142,052     0.02000     Actual/360
    21    22,600,000       22,600,000    120    120   11/01/16            0        0        107,886     0.02000     Actual/360
    22    22,000,000       22,000,000    120    120   11/01/16          360      360        130,589     0.02000     Actual/360
    26    20,000,000       20,000,000    120    120   11/01/16          360      360        118,467     0.02000     Actual/360
    27    18,800,000       18,800,000    120    120   11/01/16            0        0         92,621     0.02000     Actual/360
    29    18,250,000       18,250,000    120    119   10/01/16          360      360        110,123     0.02000     Actual/360
    31    17,000,000       17,000,000     84     82   09/01/13            0        0         88,019     0.02000     Actual/360
    32    17,000,000       17,000,000    120    120   11/01/16          360      360         97,162     0.03000     Actual/360
    34    16,100,000       16,100,000    120    120   11/01/16            0        0         82,747     0.07000     Actual/360
    39    14,800,000       14,800,000    120    118   09/01/16          360      360         91,198     0.07000     Actual/360
    42    13,625,000       13,625,000    120    119   10/01/16          360      360         83,692     0.02000     Actual/360
    43    13,200,000       13,200,000    120    119   10/01/16          360      360         81,782     0.05000     Actual/360
    45    13,060,000       13,060,000    120    120   11/01/16          360      360         76,630     0.02000     Actual/360
    51    11,425,000       11,425,000    120    120   11/01/16          360      360         67,766     0.02000     Actual/360
    52    11,350,000       11,350,000    120    118   09/01/16          360      360         69,364     0.02000     Actual/360
    56    10,025,000       10,025,000    120    120   11/01/16          360      360         59,462     0.02000     Actual/360
    57    10,000,000       10,000,000    120    119   10/01/16          360      360         59,923     0.02000     Actual/360
    58     9,800,000        9,800,000    120    115   06/01/16          360      360         57,986     0.04500     Actual/360
    64     9,000,000        9,000,000    120    120   11/01/16          360      360         54,673     0.02000         30/360
    66     8,700,000        8,700,000    120    120   11/01/16          360      360         52,778     0.02000     Actual/360
    67     8,500,000        8,500,000    120    113   04/01/16          360      360         50,362     0.02000     Actual/360
    69     8,200,000        8,200,000    120    120   11/01/16            0        0         40,399     0.02000     Actual/360
    70     8,000,000        8,000,000    120    120   11/01/16          360      360         47,228     0.08500     Actual/360
    71     8,000,000        8,000,000    120    120   11/01/16          360      360         48,712     0.09000     Actual/360
    73     7,428,000        7,428,000    120    119   10/01/16          360      360         44,391     0.09000     Actual/360
    78     7,100,000        7,093,998    120    119   10/01/16          360      359         42,226     0.02000     Actual/360
    79     6,700,000        6,700,000    120    120   11/01/16            0        0         33,009     0.02000     Actual/360
    80     6,700,000        6,700,000    120    119   10/01/16          360      360         39,312     0.02000     Actual/360
    81     6,700,000        6,691,622    180    179   10/01/21          300      299         43,595     0.08000     Actual/360
    82     6,500,000        6,500,000     60     60   11/01/11            0        0         35,478     0.08000     Actual/360
    86     6,352,000        6,352,000    120    120   11/01/16          360      360         38,036     0.11000     Actual/360
    88     6,500,000        6,500,000     60     60   12/01/11          360      360         39,600     0.02000     Actual/360
    92     5,700,000        5,700,000    120    115   06/01/16          360      360         36,216     0.02000     Actual/360
    95     5,520,000        5,520,000    120    118   09/01/16          360      360         33,380     0.02000     Actual/360
    99     5,100,000        5,095,739    120    119   10/01/16          360      359         30,479     0.02000     Actual/360
   100     5,000,000        5,000,000    120    120   11/01/16            0        0         24,633     0.02000     Actual/360
   101     5,000,000        5,000,000    120    119   10/01/16          360      360         29,846     0.02000     Actual/360
   105     4,700,000        4,700,000    120    120   11/01/16          360      360         28,939     0.05000     Actual/360
   106     4,650,000        4,650,000    120    118   09/01/16          360      360         28,760     0.02000     Actual/360
   115     4,313,000        4,309,560    120    119   10/01/16          360      359         26,262     0.07000     Actual/360
   116     4,300,000        4,300,000    120    120   11/01/16            0        0         21,185     0.02000     Actual/360
   118     4,000,000        4,000,000    120    120   11/01/16            0        0         19,707     0.02000     Actual/360
   121     4,000,000        3,938,768    120    105   08/01/15          360      345         23,140     0.02000     Actual/360
   122     3,880,000        3,880,000    120    119   10/01/16          360      360         23,513     0.02000     Actual/360
   124     3,775,000        3,775,000    120    115   06/01/16          360      360         23,317     0.02000     Actual/360
   125     3,750,000        3,745,684    120    119   10/01/16          300      299         25,360     0.09000     Actual/360
   127     3,520,000        3,513,662    120    118   09/01/16          360      358         21,265     0.02000     Actual/360
   128     3,475,000        3,475,000    120    118   09/01/16          360      360         20,634     0.07000     Actual/360
   129     3,475,000        3,460,094    120    115   06/01/16          360      355         21,351     0.02000     Actual/360
   130     3,350,000        3,346,105    120    119   10/01/16          300      299         22,550     0.09000     Actual/360
   133     3,100,000        3,100,000    120    120   11/01/16          360      360         19,452     0.02000     Actual/360
   134     3,125,000        3,093,929    120    115   06/01/16          240      235         23,047     0.09000     Actual/360
   135     3,000,000        3,000,000    120    119   10/01/16          360      360         18,368     0.11000     Actual/360
   136     3,000,000        3,000,000    120    120   11/01/16          300      300         19,421     0.09000     Actual/360
   137     3,000,000        3,000,000    120    119   10/01/16          360      360         18,335     0.11000     Actual/360
   139     2,900,000        2,894,830    120    118   09/01/16          360      358         17,602     0.07000     Actual/360
   140     2,860,000        2,855,222    120    118   09/01/16          360      358         17,889     0.02000     Actual/360
   142     2,640,000        2,635,569    120    118   09/01/16          360      358         16,479     0.02000     Actual/360
   143     2,600,000        2,600,000    120    119   10/01/16          360      360         15,588     0.11000     Actual/360
   144     2,300,000        2,300,000    120    119   10/01/16          360      360         14,349     0.02000     Actual/360
   145     2,020,000        2,020,000    120    112   03/01/16          360      360         11,981     0.02000     Actual/360
   146     1,900,000        1,900,000    120    112   03/01/16          360      360         11,270     0.02000     Actual/360
   148     1,300,000        1,300,000    120    112   03/01/16          360      360          7,711     0.02000     Actual/360
   149     1,160,000        1,160,000    120    112   03/01/16          360      360          6,880     0.02000     Actual/360
   150     1,000,000        1,000,000    120    120   11/01/16            0        0          4,927     0.02000     Actual/360
   151     1,000,000          999,210    120    119   10/01/16          360      359          6,112     0.07000     Actual/360


                                                           Originator/
         ARD     ARD Step                        Crossed   Loan                                                 Letter of
Loan #   (Y/N)   Up (%)      Title Type          Loan      Seller       Guarantor                               Credit
------   -----   --------    -----------------   -------   -----------  -------------------------------------   ----------
     1      No               Fee                           JPMCB        The GFW Trust, The GFW II Trust                  No
                                                           013f


     1      No               Fee                           JPMCB        The GFW Trust, The GFW II Trust                  No
     2      No               Fee                           JPMCB        Centro Watt America REIT 16A, Inc.               No
  2.01      No               Fee                           JPMCB                                                         No
  2.02      No               Fee                           JPMCB                                                         No
  2.03      No               Fee                           JPMCB                                                         No
  2.04      No               Fee                           JPMCB                                                         No
  2.05      No               Fee                           JPMCB                                                         No
  2.06      No               Fee                           JPMCB                                                         No
  2.07      No               Fee                           JPMCB                                                         No
  2.08      No               Fee                           JPMCB                                                         No
  2.09      No               Fee                           JPMCB                                                         No
   2.1      No               Fee                           JPMCB                                                         No
  2.11      No               Fee                           JPMCB                                                         No
  2.12      No               Fee                           JPMCB                                                         No
  2.13      No               Fee                           JPMCB                                                         No
  2.14      No               Fee                           JPMCB                                                         No
     4      No               Fee                           JPMCB        CNL Financial Group, Inc.                        No
  4.01      No               Fee                           JPMCB                                                         No
  4.02      No               Fee                           JPMCB                                                         No
     5      No               Fee                           JPMCB        Centro Watt America REIT 10, Inc.                No
     6      No               Fee                           JPMCB        Behringer Harvard REIT I, Inc.                   No
     9      No               Fee                           JPMCB        Gregory Christopher                     7,650,000.0
    12      No               Fee                           JPMCB        W. Eric Brauss                                   No
    13      No               Fee                           JPMCB        DCD America, Inc.                                No
    17      No               Leasehold                     JPMCB        Fritz H. Wolff                                   No
    19      No               Fee                           JPMCB        Kevin A. Shields, Michael & Olga                 No
                                                                        Krambs, Stanley & Betty Isbell, John
                                                                        Hitzler, Peter & Ruth Levison, David
                                                                        Moore & Beverly Monchun, Harriet
                                                                        Skarie & Harriet Smith, Janice
                                                                        Herrera, Mario Herrera, Thomas Ford,
                                                                        John & Maria Faturos, Scott Francis,
                                                                        Richard Sa
    21      No               Fee                           JPMCB        471 Culebra Investors, LP                        No
    22      No               Fee                           JPMCB        Shady Grove Center, Robert Begelman,             No
                                                                        Adam Schwartz
    26      No               Fee                           JPMCB        Finlay Partners, LLC                             No
    27      No               Fee                           JPMCB        Michael Edelstein, Florence Edelstein            No
    29      No               Fee                           JPMCB        Richard Ferris, Daniel E. Schweid, Jim           No
                                                                        S. Channell, Nancy S. Friedman, George
                                                                        R. M. Ramsay, Jr., Joan Dvorak-Davey
    31      No               Fee                           JPMCB        Ellis Partners LLC                               No
    32      No               Fee                           JPMCB        Behringer Harvard REIT I, Inc.                   No
    34      No               Fee                           JPMCB        VF II - Sunnyside, LLC                           No
    39      No               Fee                           JPMCB        Jonathan Berns, Edward Schwartz                  No
    42      No               Fee and Leasehold             JPMCB        David Israel                              250,000.0
    43      No               Fee                           JPMCB        William J. Fettis, Dennis L. Cherette            No
    45      No               Fee                           JPMCB        Flagship Investment I LLC, Thomas J.             No
                                                                        Cannon III
    51      No               Fee                           JPMCB        Tim L. Cantrell, Richard M. Burch                No
    52      No               Fee                           JPMCB        Brian Forster, Andrew J. Sobel                   No
    56      No               Fee                           JPMCB        Tim L. Cantrell, Richard M. Burch                No
    57      No               Fee                           JPMCB        John F. Walsh, D. Timothy Byrne                  No
    58      No               Fee                           JPMCB        Lawrence Goodman                                 No
    64      No               Fee                           JPMCB        Andrew J. Sobel, Douglas Huberman                No
    66      No               Fee                           JPMCB        Jean M. Kochevar                                 No
    67      No               Fee                           JPMCB        Michael Schlesinger                              No
    69      No               Fee                           JPMCB        Michael Edelstein, Florence Edelstein            No
    70      No               Fee                           JPMCB        Jeffery E. Sobel                                 No
    71      No               Fee                           JPMCB        Spencer Graves, Jon Moffett, John R.             No
                                                                        Rucker, II, John C. Hayes, Jr.
    73      No               Fee                           JPMCB        James G. Petrucci, Gregory T.                    No
                                                                        Rogerson, David Haut
    78      No               Fee                           JPMCB        Mike Schuminsky                                  No
    79      No               Fee                           JPMCB        Michael Edelstein, Florence Edelstein            No
    80      No               Fee                           JPMCB        Charles F. Weber                                 No
    81      No               Fee                           JPMCB        Monocacy Business Center, LLC                    No
    82      No               Fee                           JPMCB        N. Bernard Aldridge                              No
    86      No               Fee                           JPMCB        David R. Gencarella                              No
    88      No               Fee                           JPMCB        John Viet Quoc Vo                                No
    92      No               Fee                           JPMCB        Mary LoBianco Fetch, Dennis I. Fetch             No
    95      No               Fee                           JPMCB        Samuel Friedler                           100,000.0
    99      No               Fee                           JPMCB        Robert Eissenberg, Baruch Harrar                 No
   100      No               Fee                           JPMCB        Michael Edelstein, Florence Edelstein            No
   101      No               Fee                           JPMCB        Michael B. Gimbert, The Shoppes at               No
                                                                        Dunkirk LLC, Country Plaza LLC
   105      No               Fee                           JPMCB        Matthew Jonna, Edward Jonna and Maury     200,000.0
                                                                        Feuerman
   106      No               Fee                           JPMCB        Roland Fleck, Ernest Schabauer                   No
   115      No               Fee                           JPMCB        Frank S. DeFilippo, Nicholas Corcokios           No
   116      No               Fee                           JPMCB        Michael Edelstein, Florence Edelstein            No
   118      No               Fee                           JPMCB        Michael Edelstein, Florence Edelstein            No
   121      No               Fee                           JPMCB        Robert D. Lehman, Mildred Lehman                 No
   122      No               Fee                           JPMCB        Debbie Tessler                                   No
   124      No               Fee                           JPMCB        Gregory F. Perlman, GH Capital, LLC              No
   125      No               Fee                           JPMCB        Dhumesh Patel, Sandip R. Patel and               No
                                                                        Madhu M. Patel
   127      No               Fee                           JPMCB        William F. Kingsmill, III                        No
   128      No               Fee                           JPMCB        Richard Aguilar                                  No
   129      No               Fee                           JPMCB        David A. Buich, Karen Louise Buich,              No
                                                                        Gerald Gregory Hall, Sandra Lois Hall
   130      No               Fee                           JPMCB        Dhumesh Patel, Madhu M. Patel                    No
   133      No               Fee                           JPMCB        David M. Currey, David and Sue Currey            No
                                                                        Irrevocable Children's Trust Under
                                                                        Trust Agreement Dated December 1, 1997
   134      No               Fee                           JPMCB        Rajesh Aggarwal, Reita N. Aggarwal               No
   135      No               Fee                           JPMCB        Herbert R. Coleman, III                          No
   136      No               Fee                           JPMCB        Ghanshyam Patel, M.D.                            No
   137      No               Fee                           JPMCB        Debra J. Pyzyk                                   No
   139      No               Fee                           JPMCB        Paul Bergman, Issac Michael Bergman              No
   140      No               Fee                           JPMCB        Dharampal S. Dhillon, Balbir K. Dhillon          No
   142      No               Fee                           JPMCB        Abraham Retek                                    No
   143      No               Fee                           JPMCB        Michael P. Ziegler                               No
   144      No               Fee                           JPMCB        James E. McKellar                         130,000.0
   145      No               Fee                           JPMCB        Gregory F. Perlman, GH Capital, LLC              No
   146      No               Fee                           JPMCB        Gregory F. Perlman, GH Capital, LLC              No
   148      No               Fee                           JPMCB        Gregory F. Perlman, GH Capital LLC               No
   149      No               Fee                           JPMCB        Gregory F. Perlman, GH Capital LLC               No
   150      No               Fee                           JPMCB        Michael Edelstein, Florence Edelstein            No
   151      No               Fee                           JPMCB        Nicholas Corcokios                               No


                                                     UPFRONT ESCROW
         -------------------------------------------------------------------------------------------------------------
         Upfront CapEx   Upfront Eng.   Upfront Envir.   Upfront TI/LC   Upfront RE Tax   Upfront Ins.   Upfront Other
Loan #   Reserve         Reserve        Reserve          Reserve         Reserve          Reserve        Reserve
------   -------------   ------------   --------------   -------------   --------------   ------------   -------------
     1            0.00           0.00             0.00     5,379,550.00      834,729.83           0.00   14,200,000.00
     2            0.00           0.00             0.00             0.00            0.00           0.00            0.00
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
   2.1
  2.11
  2.12
  2.13
  2.14
     4            0.00           0.00             0.00     5,227,156.00      377,659.00           0.00      447,976.00
  4.01
  4.02
     5            0.00           0.00             0.00             0.00            0.00           0.00            0.00
     6            0.00           0.00             0.00       497,912.00            0.00           0.00            0.00
     9            0.00           0.00             0.00             0.00            0.00           0.00            0.00
    12            0.00     504,062.00             0.00             0.00      672,812.00      92,757.29            0.00
    13            0.00       6,250.00             0.00     2,005,459.00      354,202.48      56,659.16            0.00
    17            0.00           0.00             0.00     1,000,000.00       14,638.73       3,028.08      884,850.00
    19            0.00           0.00             0.00     2,500,000.00       71,182.41       3,929.33            0.00
    21            0.00           0.00             0.00             0.00      457,178.37      22,110.88            0.00
    22            0.00           0.00             0.00        50,000.00       70,724.17      12,424.17            0.00
    26      500,000.00      15,000.00             0.00             0.00      310,048.06      52,571.33      119,000.00
    27            0.00           0.00             0.00             0.00            0.00           0.00            0.00
    29            0.00      38,500.00             0.00             0.00      152,112.55       2,267.92      132,100.00
    31            0.00           0.00             0.00             0.00            0.00           0.00            0.00
    32            0.00     405,000.00             0.00       152,802.15            0.00           0.00            0.00
    34            0.00           0.00             0.00             0.00       67,868.77       6,221.50            0.00
    39            0.00       7,625.00             0.00       500,000.00       91,811.19           0.00            0.00
    42            0.00      62,500.00             0.00             0.00       24,044.58      14,500.00            0.00
    43            0.00           0.00             0.00             0.00       49,356.23       7,916.67            0.00
    45            0.00           0.00             0.00             0.00        1,976.13       8,555.00            0.00
    51            0.00           0.00             0.00             0.00      215,491.76      51,580.83            0.00
    52       12,495.00           0.00             0.00       150,000.00       74,654.31      17,564.00            0.00
    56            0.00           0.00             0.00             0.00      169,868.64      42,346.33            0.00
    57            0.00           0.00             0.00             0.00       14,888.41      21,061.25            0.00
    58            0.00           0.00       140,000.00             0.00      137,353.69       2,055.08            0.00
    64            0.00           0.00             0.00             0.00       41,171.70       2,205.83            0.00
    66            0.00      35,125.00             0.00             0.00            0.00      10,575.00            0.00
    67            0.00       1,875.00             0.00             0.00       78,903.75       8,110.25      593,890.60
    69            0.00           0.00             0.00             0.00            0.00           0.00            0.00
    70            0.00           0.00             0.00       149,520.00       24,766.04           0.00            0.00
    71            0.00           0.00             0.00             0.00       11,372.17      11,145.00            0.00
    73            0.00           0.00             0.00       249,000.00       29,139.25      30,889.17            0.00
    78            0.00           0.00             0.00             0.00      163,125.75       5,049.33            0.00
    79            0.00           0.00             0.00             0.00            0.00           0.00            0.00
    80            0.00           0.00             0.00             0.00        6,508.17      11,666.67            0.00
    81            0.00           0.00             0.00             0.00            0.00           0.00            0.00
    82            0.00           0.00         6,000.00       200,000.00            0.00           0.00            0.00
    86            0.00           0.00             0.00             0.00            0.00       8,306.08          500.00
    88            0.00           0.00        10,000.00             0.00       24,645.08      10,055.33    1,050,000.00
    92      220,000.00           0.00             0.00             0.00       63,141.33       9,128.52            0.00
    95          157.00      52,225.00             0.00             0.00       27,492.84       2,056.00            0.00
    99            0.00           0.00             0.00             0.00       13,022.36       2,044.58            0.00
   100            0.00           0.00             0.00             0.00            0.00           0.00            0.00
   101            0.00           0.00             0.00             0.00        8,113.53       8,907.00            0.00
   105            0.00           0.00             0.00             0.00       10,244.16           0.00            0.00
   106            0.00           0.00             0.00         3,957.00        3,125.00         359.33       17,168.40
   115            0.00           0.00             0.00        50,000.00            0.00       6,453.00      238,000.00
   116            0.00           0.00             0.00             0.00            0.00           0.00            0.00
   118            0.00      12,000.00             0.00             0.00            0.00           0.00            0.00
   121            0.00           0.00             0.00             0.00        9,615.16      17,922.45            0.00
   122            0.00       3,750.00             0.00             0.00      104,910.00       2,613.00            0.00
   124            0.00       5,250.00             0.00             0.00       27,665.21      36,682.33            0.00
   125            0.00      50,000.00             0.00             0.00        6,450.57      21,055.87            0.00
   127            0.00           0.00             0.00        48,967.92       21,270.56       7,458.33            0.00
   128            0.00      41,244.00             0.00             0.00       65,760.83      15,470.40            0.00
   129            0.00           0.00             0.00             0.00        8,039.28       1,350.16            0.00
   130            0.00       9,286.00             0.00             0.00        4,700.21       6,267.49            0.00
   133            0.00           0.00             0.00             0.00            0.00       3,272.50      177,985.02
   134            0.00           0.00             0.00             0.00       37,897.96      20,504.25            0.00
   135            0.00           0.00             0.00             0.00        4,760.67       3,600.00            0.00
   136            0.00           0.00             0.00             0.00        2,244.22      15,197.23            0.00
   137            0.00           0.00             0.00             0.00       34,073.42      16,619.75            0.00
   139            0.00           0.00       403,500.00             0.00       13,635.50       9,404.00            0.00
   140            0.00           0.00             0.00        16,000.00       36,666.00       1,346.50       25,625.00
   142            0.00           0.00             0.00        50,000.00        2,235.78       2,892.75            0.00
   143            0.00           0.00             0.00             0.00            0.00       5,733.00            0.00
   144            0.00           0.00             0.00             0.00        3,928.98       5,679.44       61,296.00
   145            0.00      26,250.00             0.00             0.00        8,704.44      12,585.83        1,750.00
   146            0.00      31,875.00             0.00             0.00        4,671.38       8,006.17        1,750.00
   148            0.00       1,375.00             0.00             0.00        4,913.51       6,882.33        1,750.00
   149            0.00      14,000.00             0.00             0.00        5,692.22       6,874.08        1,750.00
   150            0.00           0.00             0.00             0.00            0.00           0.00            0.00
   151            0.00           0.00             0.00             0.00            0.00       2,729.75            0.00



                                          MONTHLY ESCROW
         ------------------------------------------------------------------------------------
         Monthly    Monthly   Monthly                  Monthly    Monthly
         Capex      Envir.    TI/LC      Monthly RE    Ins.       Other     Grace    Lockbox                     Defeasance
Loan #   Reserve    Reserve   Reserve    Tax Reserve   Reserve    Reserve   Period   In-place   Property Type    Permitted
------   --------   -------   --------   -----------   --------   -------   ------   --------   --------------   ----------
     1     9900.00     0.00      0.00      417364.92       0.00      0.00       10        Yes           Office          Yes
     2        0.00     0.00      0.00           0.00       0.00      0.00        7        Yes           Retail          Yes
  2.01                                                                           7                      Retail
  2.02                                                                           7                      Retail
  2.03                                                                           7                      Retail
  2.04                                                                           7                      Retail
  2.05                                                                           7                      Retail
  2.06                                                                           7                      Retail
  2.07                                                                           7                      Retail
  2.08                                                                           7                      Retail
  2.09                                                                           7                      Retail
   2.1                                                                           7                      Retail
  2.11                                                                           7                      Retail
  2.12                                                                           7                      Retail
  2.13                                                                           7                      Retail
  2.14                                                                           7                      Retail
     4     6209.00     0.00  25871.00      188830.00       0.00      0.00        7        Yes           Office          Yes
  4.01                                                                           7        Yes           Office
  4.02                                                                           7        Yes           Office
     5        0.00     0.00      0.00           0.00       0.00      0.00        7        Yes           Retail          Yes
     6        0.00     0.00      0.00           0.00       0.00      0.00        0        Yes           Office          Yes
     9        0.00     0.00      0.00           0.00       0.00      0.00        7         No           Retail          Yes
    12     4632.25     0.00      0.00       64077.33    7420.58      0.00        5         No           Retail          Yes
    13     1675.53     0.00  11083.34       88550.62    4358.40      0.00       10         No           Office          Yes
    17        0.00     0.00      0.00       14638.73    3028.08      0.00        7        Yes       Industrial           No
    19     1114.17     0.00      0.00       35591.21    1964.67      0.00       10         No           Office          Yes
    21     1754.42     0.00      0.00       41561.67    2010.08      0.00        7         No           Retail           No
    22     1375.50     0.00   4166.67       17681.23    2484.83      0.00        7         No        Mixed Use          Yes
    26     6333.33     0.00      0.00       28186.19    6571.42      0.00       10         No      Multifamily          Yes
    27        0.00     0.00      0.00           0.00       0.00      0.00        7         No      Multifamily          Yes
    29     2437.00     0.00   5000.00       38028.14    2267.92      0.00        7         No           Retail          Yes
    31        0.00     0.00      0.00           0.00       0.00      0.00        7        Yes           Office          Yes
    32        0.00     0.00      0.00           0.00       0.00      0.00        0         No           Office          Yes
    34        0.00     0.00   4166.67       16967.19    2073.83      0.00        7         No       Industrial          Yes
    39     1702.75     0.00   8300.00       30603.73    1668.50      0.00        7         No           Office          Yes
    42        0.00     0.00   8156.00       24044.58    2416.67      0.00        7         No           Retail          Yes
    43     3310.29     0.00      0.00       24678.12    3958.33      0.00       10         No      Multifamily          Yes
    45      626.08     0.00   2000.00        1976.13    2138.75      0.00        7         No           Retail          Yes
    51     4952.00     0.00      0.00       17957.65    4689.17      0.00        7         No      Multifamily          Yes
    52      879.25     0.00      0.00      12,442,39    2195.50      0.00        7         No           Office          Yes
    56     4338.00     0.00      0.00       14155.72    3849.67      0.00        7         No      Multifamily          Yes
    57     5460.25     0.00      0.00        4962.80    3008.75      0.00        7         No      Multifamily          Yes
    58     2109.03     0.00   8333.33       15261.52    2055.08      0.00        7         No           Retail          Yes
    64      520.24     0.00   3468.33        8234.34    1102.91      0.00        7         No        Mixed Use          Yes
    66     5287.50     0.00      0.00       18876.59    3525.00      0.00        7         No      Multifamily          Yes
    67     2403.13     0.00   4957.66       15780.75    2703.42      0.00        7        Yes           Retail          Yes
    69        0.00     0.00      0.00           0.00       0.00      0.00        7         No      Multifamily          Yes
    70        0.00     0.00      0.00        8255.35       0.00      0.00        7         No           Office          Yes
    71     2300.00     0.00      0.00        5686.08     928.75      0.00        7         No      Multifamily          Yes
    73      528.75     0.00   2083.33       14569.63    3088.92      0.00        7         No           Retail          Yes
    78      761.92     0.00      0.00       12370.08     631.17      0.00        7         No     Self-Storage          Yes
    79        0.00     0.00      0.00           0.00       0.00      0.00        7         No      Multifamily          Yes
    80        0.00     0.00      0.00        6508.17    1666.67      0.00        7         No      Multifamily          Yes
    81        0.00     0.00      0.00           0.00       0.00      0.00        7         No       Industrial           No
    82        0.00     0.00      0.00           0.00       0.00      0.00        7         No       Industrial          Yes
    86     4727.75     0.00      0.00       10178.83    4153.04      0.00        7         No      Multifamily          Yes
    88      544.85     0.00   4500.00        4929.01    1256.92      0.00        7         No           Retail          Yes
    92     4041.67     0.00      0.00        7892.67    3042.50      0.00        7         No      Multifamily          Yes
    95      157.00     0.00   1389.00        6873.21    1028.00      0.00        7         No           Retail          Yes
    99        0.00     0.00      0.00           0.00       0.00      0.00        7        Yes           Retail          Yes
   100        0.00     0.00      0.00           0.00       0.00      0.00        7         No      Multifamily          Yes
   101        0.00     0.00    833.33        2704.51    1484.50      0.00        7         No           Retail          Yes
   105        0.00     0.00   2100.00        3414.72       0.00      0.00        7         No           Retail          Yes
   106      517.00     0.00   2922.00        3125.00     359.33      0.00        7         No       Industrial          Yes
   115        0.00     0.00      0.00       11982.27    2151.00      0.00        7         No           Office          Yes
   116        0.00     0.00      0.00           0.00       0.00      0.00        7         No      Multifamily          Yes
   118        0.00     0.00      0.00           0.00       0.00      0.00        7         No      Multifamily          Yes
   121     1723.87     0.00      0.00       10417.30    2977.00      0.00        4         No       Industrial           No
   122     1212.59     0.00      0.00       10491.00     653.25      0.00        7        Yes           Retail          Yes
   124     4400.00     0.00      0.00        3952.17    2620.17      0.00        7         No      Multifamily          Yes
   125     4066.67     0.00      0.00        3225.29    2631.98      0.00        7         No            Hotel          Yes
   127      171.03     0.00      0.00        1933.69    1864.58      0.00        7         No           Retail          Yes
   128     2520.83     0.00      0.00        6576.08    1406.40      0.00        7         No      Multifamily          Yes
   129      564.90     0.00   1666.67        4019.64     675.08      0.00        7         No           Retail          Yes
   130     3739.75     0.00      0.00        2350.10    2089.16      0.00        7         No            Hotel          Yes
   133      112.50     0.00   1170.00        5820.56     297.50      0.00       10         No           Retail          Yes
   134     5294.02     0.00      0.00        4458.58    1577.25      0.00        7         No            Hotel          Yes
   135       77.71     0.00      0.00         793.44     300.00      0.00        7         No      Multifamily          Yes
   136     3423.17     0.00      0.00        2244.22    1381.57      0.00        7         No            Hotel          Yes
   137     2710.38     0.00      0.00        3097.58    2374.25      0.00        7         No      Multifamily          Yes
   139      896.92     0.00   1500.00        2727.10    1175.50      0.00        7         No       Industrial          Yes
   140        0.00     0.00   1133.77        7333.33     673.25      0.00        7         No           Retail          Yes
   142     1659.00     0.00   4667.00        2235.78     413.25      0.00        7         No           Retail          Yes
   143      108.00     0.00   1250.00        1134.73     477.75      0.00        7         No           Retail          Yes
   144      285.08     0.00      0.00        1309.66    2839.72      0.00        7         No           Office          Yes
   145     2078.00     0.00      0.00        2176.11    1144.17      0.00        7         No      Multifamily          Yes
   146     1461.00     0.00      0.00        1167.84     727.83      0.00        7         No      Multifamily          Yes
   148     1041.67     0.00      0.00        1228.38     625.67      0.00        7         No      Multifamily          Yes
   149     1140.00     0.00      0.00        1423.05     624.92      0.00        7         No      Multifamily          Yes
   150        0.00     0.00      0.00           0.00       0.00      0.00        7         No      Multifamily          Yes
   151        0.00     0.00      0.00        3468.92     909.58      0.00        7         No           Retail          Yes



                                        Final       Remaining
         Interest                       Maturity    Amortization Term
Loan #   Accrual Period   Loan Group    Date        for Balloon Loans
------   --------------   ----------    --------    -----------------
     1   Actual/360       1
     2   Actual/360       1
  2.01                    1
  2.02                    1
  2.03                    1
  2.04                    1
  2.05                    1
  2.06                    1
  2.07                    1
  2.08                    1
  2.09                    1
   2.1                    1
  2.11                    1
  2.12                    1
  2.13                    1
  2.14                    1
     4   Actual/360       1
  4.01                    1
  4.02                    1
     5   Actual/360       1
     6   Actual/360       1                                       360
     9   Actual/360       1                                       360
    12   Actual/360       1                                       360
    13   Actual/360       1                                       360
    17   Actual/360       1                                       360
    19   Actual/360       1                                       360
    21   Actual/360       1
    22   Actual/360       1                                       360
    26   Actual/360       2                                       360
    27   Actual/360       1
    29   Actual/360       1                                       360
    31   Actual/360       1
    32   Actual/360       1                                       360
    34   Actual/360       1
    39   Actual/360       1                                       360
    42   Actual/360       1                                       360
    43   Actual/360       2                                       360
    45   Actual/360       1                                       360
    51   Actual/360       2                                       360
    52   Actual/360       1                                       360
    56   Actual/360       2                                       360
    57   Actual/360       2                                       360
    58   Actual/360       1                                       360
    64   30/360           1                                       360
    66   Actual/360       2                                       360
    67   Actual/360       1                                       360
    69   Actual/360       1
    70   Actual/360       1                                       360
    71   Actual/360       2                                       360
    73   Actual/360       1                                       360
    78   Actual/360       1                                       360
    79   Actual/360       2
    80   Actual/360       2                                       360
    81   Actual/360       1                                       300
    82   Actual/360       1
    86   Actual/360       2                                       360
    88   Actual/360       1                                       360
    92   Actual/360       2                                       360
    95   Actual/360       1                                       360
    99   Actual/360       1                                       360
   100   Actual/360       2
   101   Actual/360       1                                       360
   105   Actual/360       1                                       360
   106   Actual/360       1                                       360
   115   Actual/360       1                                       360
   116   Actual/360       2
   118   Actual/360       1
   121   Actual/360       1                                       360
   122   Actual/360       1                                       360
   124   Actual/360       2                                       360
   125   Actual/360       1                                       300
   127   Actual/360       1                                       360
   128   Actual/360       2                                       360
   129   Actual/360       1                                       360
   130   Actual/360       1                                       300
   133   Actual/360       1                                       360
   134   Actual/360       1                                       240
   135   Actual/360       2                                       360
   136   Actual/360       1                                       300
   137   Actual/360       2                                       360
   139   Actual/360       1                                       360
   140   Actual/360       1                                       360
   142   Actual/360       1                                       360
   143   Actual/360       1                                       360
   144   Actual/360       1                                       360
   145   Actual/360       2                                       360
   146   Actual/360       2                                       360
   148   Actual/360       2                                       360
   149   Actual/360       2                                       360
   150   Actual/360       2
   151   Actual/360       1                                       360


                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of November 16, 2006 between the Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of November 16, 2006, between the Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the Closing Date, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in paragraph (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable), (a) lack of access to public roads, (b) material encroachments of any part of the building thereon over easements and (c) the land shown on the survey not being the same as the property legally described in the Mortgage.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File, and no such alterations, impairments, modifications or waivers have been completed or consented to since the later of October 10, 2006 or the date of receipt by the Seller at or following the closing of the Mortgage Loan, of the Mortgage Loan documents in the final form that will constitute the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to paragraph (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to paragraph (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgaged Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of, and in reliance upon, the applicable engineering report (which was performed within 12 months prior to the Cut-off
Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) With respect to the Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances, and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease or another agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than the greater of (i) 10 years beyond the amortization term or (ii) 20 years beyond the stated maturity date, of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) With respect to each Mortgaged Property, except for the Mortgaged Properties related to those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment performed in connection with the origination of the related Mortgage Loan was obtained and reviewed by the Seller and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (iv) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (v) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vi) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I and has an outstanding principal balance not greater than $3,000,000, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgagor maintain the following Insurance Policies (subject to customary deductibles): (A) insurance covering the Mortgaged Property and all improvements thereon providing coverage for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "All Risk of Physical Loss" coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of (i) the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and (ii) the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance in an amount at least equal to (a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least A-:VIII from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instances, the PML was based on a 450 or 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:VIII by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, South Carolina or North Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) [Reserved]

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The servicing and collection practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $5,000,000 included in the Trust Fund is an entity whose Mortgage Loan documents require that it be a Single Purpose Entity and, with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person. The Mortgage File or Servicing File for each Mortgage Loan having an original principal balance of $35,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $35,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy or dissolution of the sole member.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages) and, if such Mortgage Loan has been serviced in accordance with the terms of the Pooling and Servicing Agreement, as of the Closing Date, the related Mortgaged Property, if acquired by the Lower Tier REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, provided no leases were then entered that violated Section 856(e)(4)(A). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (A) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due; (B) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan;
(C) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (D) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (i) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (ii) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (a) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (b) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (i) a REMIC opinion and (ii) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in paragraph (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any non-conformity with zoning laws constitutes a legal non-conforming use or structure (i) which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or (ii) for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans, has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism (provided that such insurance coverage is generally available at commercially reasonable rates and, in circumstances where such insurance is not expressly required, that any request on the part of the mortgagee that the related borrower maintain such insurance is reasonable). Each Mortgaged Property is insured by an "all risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from ) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            (44) In the case of each related Mortgaged Property that is operated as a hotel, to the Seller's knowledge as of the origination of the Mortgage Loan, the related Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar mortgage loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials and being generally consistent with assessments of environmental hazards undertaken by the Seller for similar properties, as of the date of such assessment, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by an independent licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or
            otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other
            information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify
            independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly
            subject, and

                  (d) the rights of tenants, as tenants only, whether under
            ground leases or space leases at the Mortgaged Property.

                  which together do not materially and adversely affect the
            related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller or such servicer has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

         MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
             OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

None.

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

1.    Gardena Business Park

2.    Center of Monacacy

3.    Sebastopol Industrial Park

4.    Centro Heritage Portfolio (all properties)

                                    EXHIBIT C

                               JPMCC 2006 - CIBC17
                          Exceptions to Representations

Representation #(4)

Loan Number       Loan Name                       Description of Exception

124               River Glen Apartments           The Mortgaged Property secures the Mortgage Loan
                                                  and a B-Note held by CBA Mezzanine Capital
                                                  Finance, LLC.

95                The Patio Shops                 The Mortgaged Property secures the Mortgage Loan
                                                  and a B-Note held by CBA Mezzanine Capital
                                                  Finance, LLC.

1                 Bank of America Plaza           The Mortgaged Property secures the Mortgage Loan
                                                  and another note, which is pari passu with the
                                                  Mortgage Note which evidences the Mortgage Loan,
                                                  but such other note is not included in the trust
                                                  fund.

Representation #(6)

Loan Number       Loan Name                       Description of Exception

81                Center at Monacacy              The Mortgaged Loan is structured as an indemnity
                                                  deed of trust ("IDOT"), under which the Mortgage
                                                  Note is secured by an indemnity guaranty, which
                                                  indemnity guaranty is secured by the fee
                                                  interest in the Mortgaged Property.  The
                                                  guarantor of the Mortgage Note owns the
                                                  Mortgaged Property and thus has an interest in
                                                  the lease payments.

101               Country Plaza                   The Mortgaged Loan is structured as an IDOT,
                                                  under which the Mortgage Note is secured by an
                                                  indemnity guaranty, which indemnity guaranty is
                                                  secured by the fee interest in the Mortgaged
                                                  Property.  The guarantor of the Mortgage Note
                                                  owns the Mortgaged Property and thus has an
                                                  interest in the lease payments.

78                Granbury Road All Storage       The Mortgaged Loan documents allow for the lease
                                                  of mineral exploration rights so long as the
                                                  extraction, removal and production of minerals
                                                  do not adversely affect the surface of the
                                                  Mortgaged Property.  The Mortgage Loan will be
                                                  subordinate to any lease for mineral exploration.

1                 Bank of America Plaza           The Mortgaged Property secures the Mortgage Loan
                                                  and another note, which is pari passu with the
                                                  Mortgage Note which evidences the Mortgage Loan,
                                                  but such other note is not included in the trust
                                                  fund.

22                Shady Grove Center              The Mortgaged Loan is structured as an IDOT,
                                                  under which the Mortgage Note is secured by an
                                                  indemnity guaranty, which indemnity guaranty is
                                                  secured by the fee interest in the Mortgaged
                                                  Property.  The guarantor of the Mortgage Note
                                                  owns the Mortgaged Property and thus has an
                                                  interest in the lease payments.

13                11 E 44th St                    The Mortgage Loan is structured to comply with
                                                  Shar'ia law.  As part of that structure, the
                                                  Mortgagor has master leased the Mortgaged
                                                  Property to an entity controlled by Islamic
                                                  investors.  The master lessee subleases the
                                                  property to the ultimate tenants of the
                                                  Mortgaged Property.  The master lease is
                                                  subordinate to the Mortgage Loan.

26                Archstone Brentwood Apartments  The Mortgage Loan is structured to comply with
                                                  Section 1031 of the Internal Revenue Code of
                                                  1986, as amended, as it applies to statutory
                                                  trusts.  The Mortgagor has master leased the
                                                  Mortgaged Property to an affiliate management
                                                  company.  The master lessee subleases the
                                                  property to the ultimate tenants of the
                                                  Mortgaged Property.  The master lease is
                                                  subordinate to the Mortgage Loan.

121               Delilah Warehouse               The Mortgage Loan is structured to comply with
                                                  Section 1031 of the Internal Revenue Code of
                                                  1986, as amended, as it applies to statutory
                                                  trusts.  The Mortgagor has master leased the
                                                  Mortgaged Property to an affiliate management
                                                  company.  The master lessee subleases the
                                                  property to the ultimate tenants of the
                                                  Mortgaged Property.  The master lease is
                                                  subordinate to the Mortgage Loan.

Representation #(7)

Loan Number       Loan Name                       Description of Exception

81                Center at Monocacy              Because the Mortgage Loan is structured for tax
                                                  purposes as an IDOT, the guarantor of the
                                                  Mortgage Note is the owner of the related
                                                  Mortgaged Property instead of the related
                                                  Mortgagor.

101               Country Plaza                   Because the Mortgage Loan is structured for tax
                                                  purposes as an IDOT, the guarantor of the
                                                  Mortgage Note is the owner of the related
                                                  Mortgaged Property instead of the related Mortg

22                Shady Grove Center              Because the Mortgage Loan is structured for tax
                                                  purposes as an IDOT, the guarantor of the
                                                  Mortgage Note is the owner of the related
                                                  Mortgaged Property instead of the related Mortg

121               Delilah Warehouse               The originator of the Mortgage Loan, American
                                                  Capital Strategies, Ltd. ("ACAS"), did not
                                                  receive an updated survey in connection with the
                                                  closing of the loan.  The title policy does not
                                                  contain a survey exception. ACAS has not taken
                                                  any actions to impair title coverage and is not
                                                  aware of any action taken by the originator to
                                                  impair title coverage but cannot make an
                                                  absolute representation as to originator.

Representation #(8)

Loan Number       Loan Name                       Description of Exception

121               Delilah Warehouse               The originator of the Mortgage Loan did not
                                                  receive an updated survey in connection with the
                                                  closing of the loan.  The title policy does not
                                                  contain a survey exception.  ACAS has not taken
                                                  any action to impair title coverage and is not
                                                  aware of any such actions taken by loan
                                                  originator but cannot warrant that loan
                                                  originator has not taken any action to impair
                                                  title coverage.

Representation #(10(a))

Loan Number       Loan Name                       Description of Exception

124               River Glen Apartments           In addition to the standard carveouts, the
                                                  Mortgage Loan is recourse, if the HAP Contract,
                                                  as defined in the Mortgage Loan documents, is
                                                  terminated by the Housing and Urban Development
                                                  administration as an exercise of its rights
                                                  thereunder as a result of any breach by, default
                                                  under or claims against the Mortgagor.

148               Long Drive I Apartments         In addition to the standard carveouts, the
                                                  Mortgage Loan is recourse, if the HAP Contract,
                                                  as defined in the Mortgage Loan documents, is
                                                  terminated by the Housing and Urban Development
                                                  administration as an exercise of its rights
                                                  thereunder as a result of any breach by, default
                                                  under or claims against the Mortgagor.

146               Jefferson Court Apartments      In addition to the standard carveouts, the
                                                  Mortgage Loan is recourse, if the HAP Contract,
                                                  as defined in the Mortgage Loan documents, is
                                                  terminated by the Housing and Urban Development
                                                  administration as an exercise of its rights
                                                  thereunder as a result of any breach by, default
                                                  under or claims against the Mortgagor.

145               Johnson Court Apartments        In addition to the standard carveouts, the
                                                  Mortgage Loan is recourse, if the HAP Contract,
                                                  as defined in the Mortgage Loan documents, is
                                                  terminated by the Housing and Urban Development
                                                  administration as an exercise of its rights
                                                  thereunder as a result of any breach by, default
                                                  under or claims against the Mortgagor.

149               North Franklin Court            In addition to the standard carveouts, the
                  Apartments                      Mortgage Loan is recourse, if the HAP Contract,
                                                  as defined in the Mortgage Loan documents, is
                                                  terminated by the Housing and Urban Development
                                                  administration as an exercise of its rights
                                                  thereunder as a result of any breach by, default
                                                  under or claims against the Mortgagor.

137               Oakhill Manor Apartments        The guarantor's maximum aggregate liability may
                                                  not exceed the amount of the Mortgage Loan.

31                Allied Insurance Building       The environmental indemnity contains a 3 year
                                                  sunset provision.

143               Shoppes of Hebron               In order to comply with Kentucky law, which
                                                  imposes certain limits on guarantor liability,
                                                  the liability in the guaranty related to the
                                                  Mortgage Loan has been capped at $7,800,000 (3
                                                  times the original loan amount), subject to
                                                  adjustment for interest and reasonable
                                                  attorneys' fees.

                                                  The environmental indemnity contains a 5 year
                                                  sunset provision.

1                 Bank of America Plaza           The liability of one of the guarantors is
                                                  limited to $25,000,000.

34                Sunnyside Industrial Center     There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.

21                Culebra Market                  There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.

2                 Centro Heritage Portfolio       There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.

4                 CNL Center I & II               There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.

5                 Westfield Shoppingtown          There is no individual or entity other than the
                  Independence                    Mortgagor who is liable for the non-recourse
                                                  carveouts.

121               Delilah Warehouse               The Mortgage Loan is fully recourse to the
                                                  borrower and guarantors.

Representation #(10(b))

Loan Number       Loan Name                       Description of Exception

121               Delilah Warehouse               The loan originator did not obtain an
                                                  enforceability opinion but does have a title
                                                  policy.  ACAS has no knowledge that the loan
                                                  documents are not enforceable under New Jersey
                                                  law.

Representation #(10(c))

Loan Number       Loan Name                       Description of Exception

81                Center at Monocacy              The Mortgage Loan is structured as an IDOT, and
                                                  while the related Mortgagor was the maker of the
                                                  Mortgage Note, the Mortgage was given by the
                                                  indemnity guarantor.

101               Country Plaza                   The Mortgage Loan is structured as an IDOT, and
                                                  while the related Mortgagor was the maker of the
                                                  Mortgage Note, the Mortgage was given by the
                                                  indemnity guarantor.

22                Shady Grove Center              The Mortgage Loan is structured as an IDOT, and
                                                  while the related Mortgagor was the maker of the
                                                  Mortgage Note, the Mortgage was given by the
                                                  indemnity guarantor.

121               Delilah Warehouse               The loan originator did not obtain a due
                                                  execution or authority opinion for the Mortgagor
                                                  and guarantors.

Representation #(10(d))

Loan Number       Loan Name                       Description of Exception

148;              Long Drive I Apartments;        The terms of the respective Mortgage Loan
146;              Jefferson Court Apartments;     documents were modified after October 10, 2006
145;              Johnson Court Apartments;       to allow for certain transfers contemplated by
149;              North Franklin Court            the Mortgage Loan documents.
                  Apartments;
17                Rio West Business Park

Representation #(12)

Loan Number       Loan Name                       Description of Exception

2                 Centro Heritage Portfolio       Each Centro Heritage Portfolio property may be
                                                  released from the lien of the Mortgage upon
                                                  defeasance of an amount equal to 110% of the
                                                  allocated loan amount.

                                                  The Mortgagor may obtain a release of an
                                                  individual Mortgaged Property by substituting
                                                  its interest in other Mortgaged Properties as
                                                  collateral during the term of the Mortgage Loan,
                                                  subject to certain conditions as set forth in
                                                  the related Mortgage Loan documents.

121               Delilah Warehouse               The loan originator did not obtain an
                                                  enforceability opinion for this loan.

Representation #(16)

Loan Number       Loan Name                       Description of Exception

128               Southview Apartments            According to the zoning report, the Mortgaged
                                                  Property is nonconforming because it is short 9
                                                  parking spaces. The Mortgagor is required to
                                                  re-stripe the parking area pursuant to
                                                  applicable Mortgage Loan documents.

56                Woodhollow Apartments;          The respective Mortgaged Properties are legally
51                Pecan Ridge Apartments;         nonconforming due to deficient parking.
66                Burn Brae Apartments;
82                Sebastopol Industrial Park;
100               815 West 181st Street;
79                128 Fort Washington Avenue;
116               1781 Riverside Drive;
150               610 West 173rd Street

21                Culebra Market                  The Mortgaged Property is legally nonconforming
                                                  due to excessive parking.

13                11 E 44th St                    The existing certificate of occupany does not
                                                  accurately reflect the current use of the ground
                                                  floor space of the Mortgaged Property. A retail
                                                  store is the current tenant of the ground floor
                                                  space; however, the certificate of occupancy
                                                  reflects a health club, hair styling salon,
                                                  cocktail lounge and retail store.  Purusant to
                                                  the Mortgage Loan documents, the Mortgagor is
                                                  required to comply with all laws, including
                                                  licenses and permits.  Additionally, the
                                                  mortgagee has a recourse carveout for any losses
                                                  suffered as a result of the Mortgagor not having
                                                  an valid certificate of occupancy.

Representation #(17)

Loan Number       Loan Name                       Description of Exception

43                Phase I:  Arbors of Traverse    The Mortgaged Property is currently not on a
                                                  separate tax parcel.  The Mortgagor is required
                                                  to provide an endorsement to the title policy
                                                  that the Mortgaged Property is a separate tax
                                                  parcel no later than 12 months after origination.

71                Campus Crossing Phase II        The Mortgaged Property is included in a tax
                                                  parcel which also contains a certain tract of
                                                  developed land which is located adjacent to the
                                                  land (the "Outparcel").  The Mortgagor does not
                                                  hold title to the Outparcel and it is not
                                                  included as security for the Mortgage Loan.  In
                                                  the event that a default occurs with respect to
                                                  the Outparcel's existing mortgage and the
                                                  Mortgaged Property and Outparcel have not been
                                                  divided into separate tax parcels, the Mortgagor
                                                  shall escrow with the mortgagee funds sufficient
                                                  to pay all taxes and assessments on both the
                                                  Mortgaged Property and the Outparcel.

17                Rio West Business Park          As of the date of origination, the Mortgaged
                                                  Property is occupied by the Mortgagor pursuant
                                                  to a ground lease.  The fee interest in the
                                                  Mortgaged Property is owned by the ground
                                                  lessor, the city of Tempe, Arizona.  Pursuant to
                                                  the ground lease, the Mortgagor pays an excise
                                                  tax in lieu of property tax, as required by
                                                  state law.  The ground lessor has agreed that a
                                                  default by the ground lessee of the other
                                                  property, which makes up the single tax parcel,
                                                  will not be a default of the Mortgagor pursuant
                                                  to the Ground Lease.  The Mortgagor has agreed
                                                  to obtain a new tax identification number for
                                                  the underlying fee property interest upon
                                                  exercise of its option to purchase the property.

Representation #(18)

Loan Number       Loan Name                       Description of Exception

121               Delilah Warehouse               Although a title policy was issued for the
                                                  Mortgaged Property, it does not take a general
                                                  survey exception, but it does take exception for
                                                  subsurface conditions or encroachments not
                                                  disclosed by an instrument of record.
                                                  Additionally, a survey was not obtained for the
                                                  Mortgaged Property.

Representation #(19(a))

Loan Number       Loan Name                       Description of Exception

99;               Eckerd's - Foglesville, PA;     The mortgagee waived escrows for immediate
139;              Gardena Business Park           repairs in an amount of less than $5,000
101;              Country Plaza                   recommended by the property condition report.
57;               Superstition Villas;
73;               Warminster Square;
105;              Gratiot Retail;
34;               Sunnyside Industrial Center;
22;               Shady Grove Center;
100               815 West 181st Street

58                Lincoln Square Shopping Center  The mortgagee waived escrows for immediate repairs in the amount of $6,500 recommended by
                                                  the property condition report.

92                Westwood Apartments             The mortgagee waived escrows for immediate
                                                  repairs in the amount of $20,000 recommended by
                                                  the property condition report.

1                 Bank of America Plaza           The mortgagee waived escrows for immediate
                                                  repairs in the amount of $49,000 recommended by
                                                  the property condition report.

45                South Central Shopping Center   The mortgagee waived escrows for immediate
                                                  repairs in the amount of $6,200 recommended by
                                                  the property condition report.

27                162 West 54th Street            The mortgagee waived escrows for immediate
                                                  repairs in the amount of $5,450 recommended by
                                                  the property condition report.

118               133 West 71st Street            The mortgagee waived escrows for immediate
                                                  repairs in the amount of $9,600 recommended by
                                                  the property condition report.

116               1781 Riverside Drive            The mortgagee waived escrows for immediate
                                                  repairs in the amount of $9,600 recommended by
                                                  the property condition report.

79                128 Fort Washington Ave         The mortgagee waived escrows for immediate
                                                  repairs in the amount of $11,400 recommended by
                                                  the property condition report.

150               610 West 173rd Street           The mortgagee waived escrows for immediate
                                                  repairs in the amount of $5,400 recommended by
                                                  the property condition report.

69                145 West 71st Street            The mortgagee waived escrows for immediate
                                                  repairs in the amount of $9,975 recommended by
                                                  the property condition report.

115               Gardens Professional Center     The mortgagee waived escrows for immediate
                                                  repairs in the amount of $8,500 recommended by
                                                  the property condition report.

2                 Centro Heritage Portfolio       The mortgagee waived escrows for immediate
                                                  repairs in the amount of $51,500 recommended by
                                                  the property condition report.

5                 Westfield Shoppingtown          The mortgagee waived escrows for immediate
                  Independence                    repairs in the amount of $20,000 recommended by
                                                  the property condition report.

4                 CNL Center I & II               A portion of the Mortgaged Property's parking
                                                  garage is subject to a proceeding by the Florida
                                                  Department of Transportation ("FDOT").  The
                                                  Mortgagor, the City of Orlando, and FDOT entered
                                                  into an agreement concerning the construction of
                                                  the access ramp which is the subject of the
                                                  condemnation proceeding.

Representation #(20(d))

Loan Number       Loan Name                       Description of Exception

42                Loomis Centre                   A portion of the Mortgaged Property's parking
                                                  lot is held pursuant to a ground lease from the
                                                  Milwaukee Metropolitan Sewerage District  (the
                                                  "MMSD Lease").  The MMSD Lease provides that
                                                  there shall be no cancellation, surrender or
                                                  modification of the ground lease without the
                                                  prior written consent of the leasehold
                                                  mortgagee, but it does not provide that such
                                                  actions taken without such written consent are
                                                  not binding on the leasehold mortgagee.

                                                  The parking area of the fee ownership portion of
                                                  the Mortgaged Property is sufficient to satisfy
                                                  current zoning requirements.

Representation #(20(e))

Loan Number       Loan Name                       Description of Exception

42                Loomis Centre                   The MMSD Lease provides that the ground lessor
                                                  give simultaneous notice of default to the
                                                  leasehold mortgagee, but it does not provide
                                                  that such notice of default is only effective
                                                  against the leasehold mortgagee if such notice
                                                  is actually given to the leasehold mortgagee nor
                                                  does it provide that any notices given to the
                                                  Mortgagor must also be given to the leasehold
                                                  mortgagee or its successors or assigns.

                                                  The parking area of the fee ownership portion of
                                                  the Mortgaged Property is sufficient to satisfy
                                                  current zoning requirements.

Representation #(20(f))

Loan Number       Loan Name                       Description of Exception

42                Loomis Centre                   The ground lessor of the MMSD Lease has not
                                                  subordinated its interest in the related
                                                  Mortgaged Property to the interest of the holder
                                                  of the Mortgage Loan.



                                                  The parking area of the fee ownership portion of
                                                  the Mortgaged Property is sufficient to satisfy
                                                  current zoning requirements.

Representation #(21(b))

Loan Number       Loan Name                       Description of Exception

100;              815 West 181st Street;          The Environmental Site Assessment recommended
118;              133 West 71st Street            the implementation of an asbestos, lead-based
79;               128 Fort Washington Ave;        paint and/or methane gas operations and
116;              1781 Riverside Drive;           maintenance plan ("O&M Plan") and it was
69;               145 West 71st Street;           executed prior to closing.
27;               162 West 54th Street;
150;              610 West 173rd Street
86;               Oak Tree Apartments;
5;                Westfield Shoppingtown
                  Independence;
22;               Shady Grove Center;
149;              North Franklin Court
                  Apartments;
66;               Burn Brae Apartments;
139;              Gardena Business Park;
52                21800 Burbank;
137;              Oakhill Manor Apartments;
31;               Allied Insurance Building;
42;               Loomis Centre;
128;              Southview Apartments;
56;               Woodhollow Apartments;
57;               Superstition Villas;
92;               Westwood Apartments;
142;              Cannon Plaza;
135;              1318 West Broad Street;
58;               Lincoln Square Shopping;
                  Center;
124;              River Glen Apartments;
148;              Long Drive I Apartments;
146;              Jefferson Court Apartments;
145;              Johnson Court Apartments;
51;               Pecan Ridge Apartments
2                 Centro Heritage Portfolio


13;               11 E 44th St;                   The Environmental Site Assessment recommended
64                Old Pasadena Plaza II           the implementation of an asbestos O&M Plan, but
                                                  it was not executed prior to closing.

Representation #(21(d))

Loan Number       Loan Name                       Description of Exception

31                Allied Insurance Building       The environmental indemnity contains a 3 year
                                                  sunset provision.

143               Shoppes of Hebron               The environmental indemnity contains a 5 year
                                                  sunset provision.

81                Center at Monocacy              This loan is secured by an IDOT.  The indemnity
                                                  guarantor and not the Mortgagor, is required to
                                                  comply with environmental laws and regulations.

101               Country Plaza                   This loan is secured by an IDOT.  The indemnity
                                                  guarantor and not the Mortgagor, is required to
                                                  comply with environmental laws and regulations.

22                Shady Grove Center              This loan is secured by an IDOT.  The indemnity
                                                  guarantor and not the Mortgagor, is required to
                                                  comply with environmental laws and regulations.

Representation #(22)

Loan Number       Loan Name                       Description of Exception

124               River Glen Apartments           Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $5,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of $50,000 and a windstorm
                                                  deductible of 2% of the insured value of the
                                                  Mortgaged Property, but not less than $50,000.

148               Long Drive I Apartments         Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $5,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of $50,000 and a windstorm
                                                  deductible of 2% of the insured value of the
                                                  Mortgaged Property, but not less than $50,000.

146               Jefferson Court Apartments      Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $5,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of $50,000 and a windstorm
                                                  deductible of 2% of the insured value of the
                                                  Mortgaged Property, but not less than $50,000.

145               Johnson Apartments              Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $5,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of $50,000 and a windstorm
                                                  deductible of 2% of the insured value of the
                                                  Mortgaged Property, but not less than $50,000.

149               North Franklin Court            Mortgagor may maintain comprehensive commercial
                  Apartments                      general liability insurance with a deductible
                                                  that does not exceed $5,000.

                                                  The Mortgage Loan documents provide for an
                                                  earthquake deductible of $50,000 and a windstorm
                                                  deductible of 2% of the insured value of the
                                                  Mortgaged Property, but not less than $50,000.

9                 The Shops at the Galleria       The insurance carrier for the excess umbrella
                                                  coverage, Ohio Casualty Insurance Co. ("Ohio
                                                  Casualty"), which has a rating of "BBB+" by S&P,
                                                  does not satisfy the required rating of "A-" by
                                                  S&P, but the mortgagee will accept Ohio Casualty
                                                  until the earlier to occur of (i) the next
                                                  renewal date of the Insurance Policy provided by
                                                  Ohio Casualty or (ii) a rating downgrade of Ohio
                                                  Casualty below "BBB+" by S&P, at which time the
                                                  Mortgagor shall replace Ohio Casualty with a
                                                  Qualified Insurer.

139               Gardena Business Park           Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $1,000.

128               Southview Apartments            Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $2,500.

1                 Bank of America Plaza           Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $50,000.

45                South Central Shopping Center   So long as Wal-Mart, the largest tenant at the
                                                  Mortgaged Property under a triple net lease, has
                                                  a credit rating of "A" by S&P, it is permitted
                                                  to, and does, self insure.

56                Woodhollow Apartments           Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $2,500.

51                Pecan Ridge Apartments          Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $2,500.

151               Concord Plaza                   The Mortgage Loan documents provide for a named
                                                  hurricanes deductible of 2% of the replacement
                                                  cost of the Mortgaged Property.

                                                  Business income insurance covers 6 months of
                                                  operations (instead of 12 months).  The
                                                  guarantor has agreed to guaranty losses suffered
                                                  as a result of the shortfall.

115               Gardens Professional Center     The Mortgage Loan documents provide for a named
                                                  hurricanes deductible of 2% of the replacement
                                                  cost of the Mortgaged Property.

                                                  Business income insurance covers 6 months of
                                                  operations (instead of 12 months).  The
                                                  Mortgagor escrowed $238,000 to cover losses due
                                                  to the shortfall.

78                Granbury Road All Storage       The Mortgage Loan documents provide for the
                                                  Mortgagor to maintain all-risk insurance with a
                                                  deductible that does not exceed $25,000;
                                                  provided however, that subject to the
                                                  satisfaction of certain conditions, the
                                                  mortgagee shall permit a deductible that does
                                                  not exceed $50,000.

127               Petite Esplanade Shopping       On the origination date, the mortgagee accepted
                  Center                          property insurance that provides for a windstorm
                                                  deductible of 5% of the insured value of the
                                                  Mortgaged Property.

144               East Kauai Professional         On the origination date, the mortgagee accepted
                  Building                        property insurance that provides for a named
                                                  hurricanes deductible of 5% of the insured value
                                                  of the Mortgaged Property.

122               11250 N. Central Expressway     The Mortgage Loan documents do not require
                                                  workers' compensation insurance.

                                                  Evidence of renewal of insurance is due not less
                                                  than 15 days prior to policy expiration (instead
                                                  of 30 days).

32                Grandview II                    The Mortgage Loan documents provide for an
                                                  earthquake deductible of $100,000.

66                Burn Brae Apartments            Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $5,000.

21                Culebra Market                  The Mortgage Loan documents provide for a
                                                  windstorm deductible of $50,000.

4                 CNL Center I & II               The Mortgage Loan documents allow for a named
                                                  hurricane deductible up to the lessor of 3% of
                                                  the insured value of the Mortgaged Property or
                                                  $100,000.

6                 Three Parkway                   The Mortgage Loan documents provide for an
                                                  earthquake deductible of the greater of 5% of
                                                  the insured value of the Mortgaged Property or
                                                  $250,000.

                                                  The Mortgage Loan documents also provide for a
                                                  windstorm deductible of the greater of 5% of the
                                                  insured value of the Mortgaged Property or
                                                  $100,000.

121               Delilah Warehouse               The mortgagee is not named as an additional
                                                  insured or loss payee on the applicable
                                                  Insurance Policies.

                                                  The certificate lists a binder number instead of
                                                  the acutal policy number.  The cancellation
                                                  language in the certificates states that the
                                                  carrier "will endeavor" to mail notice, "but
                                                  failure to do so shall impose no obligation..."
                                                  rather than a 30 day notice of cancellation.

                                                  The borrower does not have terrorism coverage.

                  All Loans                       Although the Mortgage Loan Documents require
                                                  comprehensive general liability insurance
                                                  consistent with this representation and
                                                  warranty, as of the date hereof, the mortgagee
                                                  has not received evidence of the endorsement
                                                  necessary to include it as an additional
                                                  insured.  At closing, the mortgagee accepted
                                                  evidence of comprehensive commercial general
                                                  liability insurance and its inclusion as an
                                                  additional insured on  standard Accord form 25
                                                  or other similar forms.

Representation #(24)

Loan Number       Loan Name                       Description of Exception

22                Shady Grove Center              Mortgagor is the defendant in a pending lawsuit
                                                  by Susan E. Robinson, an employee of a tenant,
                                                  pursuant to which the plaintiff is seeking
                                                  damages in the amount of $2,000,000 based on the
                                                  Mortgagor's alleged breach of a duty to (1) use
                                                  reasonable and ordinary care to maintain
                                                  portions of the Mortgaged Property over which it
                                                  retained control and (2) exercise reasonable
                                                  care.

4                 CNL Center I & II               A portion of the Mortgaged Property's parking
                                                  garage is subject to a proceeding by the Florida
                                                  Department of Transportation ("FDOT").  The
                                                  Mortgagor, the City of Orlando, and FDOT entered
                                                  into an agreement concerning the construction of
                                                  the access ramp which is the subject of the
                                                  condemnation proceeding.

Representation #(27)

Loan Number       Loan Name                       Description of Exception

81                Center at Monocacy              This loan is secured by an IDOT.  The indemnity
                                                  guarantor and not the Mortgagor, is required to
                                                  provide financial information to the mortgagee.

101               Country Plaza                   This loan is secured by an IDOT.  The indemnity
                                                  guarantor and not the Mortgagor, is required to
                                                  provide financial information to the mortgagee.

22                Shady Grove Center              This loan is secured by an IDOT.  The indemnity
                                                  guarantor and not the Mortgagor, is required to
                                                  provide financial information to the mortgagee.

121               Delilah Warehouse               Annual financial statements are not specifically
                                                  required, but borrower is required to deliver a
                                                  balance sheet annually upon lender's request.

2                 Centro Heritage Portfolio;      The original principal balance of the Centro
5                 Westfield Shoppingtown          Heritage Portfolio Mortgage Loan and the
                  Independence                    Westfield Shoppingtown Independence Mortgage
                                                  Loan, which loans are to Mortgagors under common
                                                  sponsorship, represent more than 5% of the
                                                  aggregate outstanding principal amount of all
                                                  the mortgage loans included in the trust fund.

Representation #(32)

Loan Number       Loan Name                       Description of Exception

95                The Patio Shops                 Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

39                Lakepoint Office Park           Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

43                Phase I:  Arbors of Traverse    Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure loans pursuant to the
                                                  security instrument.

31                Allied Insurance Building       Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

29                Points East Shopping Center     Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

101               Country Plaza                   Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

57                Superstition Villas             Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

26                Archstone Brentwood Apartments  Subject to the satisfaction of certain conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

1                 Bank of America Plaza           Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  The direct owner of 100% of the Mortgagors has
                                                  pledged its ownership interests in the
                                                  Mortgagors to secure a mezzanine loan held by
                                                  Petra Fund REIT Corp. and pledged to Greenwich
                                                  Capital Financial Products, Inc.  If such entity
                                                  defaults on the mezzanine loan, the interests in
                                                  such direct owner will be transferred to such
                                                  mezzanine lender or its assignees.

105               Gratiot Retail                  Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

13                11 E 44th St                    Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

71                Campus Crossing Phase II        Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

32                Grandview II                    Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

19                Washington Pointe               Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

52                21800 Burbank                   Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

66                Burn Brae Apartments            The direct owner of 100% of the Mortgagor has
                                                  pledged its ownership interest in the Mortgagor
                                                  to secure a mezzanine loan held by RAIT
                                                  Partnership, L.P.  If such entity defaults on
                                                  the mezzanine loan, the interests in such direct
                                                  owner will be transferred to such mezzanine
                                                  lender.

5                 Westfield Shoppingtown          Subject to the satisfaction of certain criteria,
                  Independence                    the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

6                 Three Parkway                   Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

70                Beaumont Medical Building       Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.

17                Rio West Business Park          Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

21                Culebra Market                  Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

2                 Centro Heritage Portfolio       Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  So long as the Mortgagor has not incurred
                                                  additional debt secured by the Mortgaged
                                                  Property and subject to the satisfaction of
                                                  certain criteria, the Mortgage Loan documents
                                                  allow members of the Mortgagor the right to
                                                  pledge their interests in the Mortgagor to
                                                  secure a mezzanine loan pursuant to the security
                                                  instrument.

                                                  So long as the members of the Mortgagor have not
                                                  pledged their interest in the Mortgagor to
                                                  secure a mezzanine loan and subject to the
                                                  satisfaction of certain criteria, the Mortgagor
                                                  has a one time right to incur additional debt
                                                  secured by the Mortgaged Property.

4                 CNL Center I & II               Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  The direct owner of 100% of the Mortgagor has
                                                  pledged its ownership interests in the Mortgagor
                                                  to secure a mezzanine loan held by RAIT
                                                  Partnership, L.P.  If such entity defaults on
                                                  the mezzanine loan, the interests in such direct
                                                  owner will be transferred to such mezzanine
                                                  lender.

Representation #(33)

Loan Number       Loan Name                       Description of Exception

1                 Bank of America Plaza           The Mortgaged Property secures the Mortgage Loan
                                                  and another note, which is pari passu with the
                                                  Mortgage Note which evidences the Mortgage Loan,
                                                  but such other note is not included in the trust
                                                  fund.

Representation #(35)

Loan Number       Loan Name                       Description of Exception

2                 Centro Heritage Portfolio       Each Centro Heritage Portfolio property may be
                                                  released from the lien of the Mortgage upon
                                                  defeasance of an amount equal to 110% of the
                                                  allocated loan amount.

                                                  The Mortgagor may obtain a release of an
                                                  individual Mortgaged Property by substituting
                                                  its interest in other Mortgaged Properties as
                                                  collateral during the term of the Mortgage Loan,
                                                  subject to certain conditions as set forth in
                                                  the related Mortgage Loan documents.

Representation #(36)

Loan Number       Loan Name                       Description of Exception

81                Center at Monocacy              Because the Mortgage Loan is structured for tax
                                                  purposes as an IDOT, the indemnity guarantor of
                                                  the IDOT owns the related Mortgaged Property
                                                  instead of the related Mortgagor

101               Country Plaza                   Because the Mortgage Loan is structured for tax
                                                  purposes as an IDOT, the indemnity guarantor of
                                                  the IDOT owns the related Mortgaged Property
                                                  instead of the related Mortgagor.

22                Shady Grove Center              Because the Mortgage Loan is structured for tax
                                                  purposes as an IDOT, the indemnity guarantor of
                                                  the IDOT owns the related Mortgaged Property
                                                  instead of the related Mortgagor.

Representation #(37)

Loan Number       Loan Name                       Description of Exception

124;              River Glen Apartments           The respective Mortgaged Properties are legally
146;              Jefferson Court Apartments;     nonconforming due to deficient parking.
137;              Oakhill Manor Apartments;
92;               Westwood Apartments;
139;              Gardena Business Park;
58;               Lincoln Square Shopping
                  Center;
56;               Woodhollow Apartments;
51;               Pecan Ridge Apartments;
149;              North Franklin Court
                  Apartments;
127;              Petite Esplanade Shopping
                  Center
144;              East Kauai Professional
                  Buiding;
52;               21800 Burbank;
64;               Old Pasadena Plaza II;
66;               Burn Brae Apartments;
82;               Sebastopol Industrial Park;
22;               Shady Grove Cener;
100;              815 West 181st Street;
79;               128 Fort Washington Ave;
116;              1781 Riverside Drive;
150;              610 West 173rd Street;
2                 Centro Heritage Portfolio

31;               Allied Insurance Building;      The respective Mortgaged Properties are legally
21                Culebra Market                  nonconforming due to excessive parking.

128               Southview Apartments            According to the zoning report, the Mortgaged
                                                  Property is nonconforming because it is short 9
                                                  parking spaces. The Mortgagor is required to
                                                  re-stripe the parking area pursuant to
                                                  applicable Mortgage Loan documents.

13                11 E 44th St                    The existing certificate of occupany does not
                                                  accurately reflect the current use of the ground
                                                  floor space of the Mortgaged Property. A retail
                                                  store is the current tenant of the ground floor
                                                  space; however, the certificate of occupancy
                                                  reflects a health club, hair styling salon,
                                                  cocktail lounge and retail store.  Purusant to
                                                  the Mortgage Loan documents, the Mortgagor is
                                                  required to comply with all laws, including
                                                  licenses and permits.  Additionally, the
                                                  mortgagee has a recourse carveout for any losses
                                                  suffered as a result of the Mortgagor not having
                                                  an valid certificate of occupancy.

Representation #(41)

Loan Number       Loan Name                       Description of Exception

121               Delilah Warehouse               Although a title policy was issued for the
                                                  Mortgaged Property, it does not contain a
                                                  utility endorsement.  Additionally, a survey was
                                                  not obtained for the Mortgaged Property.

Representation #(42)

Loan Number       Loan Name                       Description of Exception

1                 Bank of America Plaza           Terrorism insurance premiums are capped at
                                                  $425,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.

45                South Central Shopping Center   Terrorism insurance premiums are capped at
                                                  $25,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.

                                                  Although Wal-Mart currently carries terrorism
                                                  insurance, its lease agreement does not require
                                                  it to carry such insurance.  Wal-Mart does have
                                                  the obligation to rebuild in the event of any
                                                  loss.

13                11 E 44th St                    Terrorism insurance premiums are capped at
                                                  $60,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.

22                Shady Grove Center              Terrorism insurance premiums are capped at
                                                  $23,000 per year.

5                 Westfield Shoppingtown          Terrorism insurance premiums are capped at
                  Independence                    $200,000 per year.

6                 Three Parkway                   Terrorism insurance premiums are capped at
                                                  $90,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.

70                Beaumont Medical Building       Terrorism insurance premiums are capped at
                                                  $7,500 per year.

2                 Centro Heritage Portfolio       Terrorism insurance premiums are capped at
                                                  $300,000 per year.

4                 CNL Center I & II               Terrorism insurance premiums are capped at
                                                  $275,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.

32                Grandview II                    Terrorism insurance premiums are capped at
                                                  $30,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.

121               Delilah Warehouse               The existing all-risk and comprehensive
                                                  commercial general liability Insurance Policies
                                                  do not have terrorism coverage.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, National Association, a national banking association (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of November 28, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated September 22, 2006, as supplemented by the Prospectus Supplement, dated November 16, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated November 16, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated November 16, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS  WHEREOF,  I have  signed my name this __ day of ______
2006.

                                       By:_____________________________
                                          Name:
                                          Title: